EXHIBIT 32.1

WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chief Executive Officer and the Chief Financial Officer of Biomet, Inc. (the "Company"), each hereby certifies that to his knowledge on the date hereof:

(a) The quarterly Report on Form 10-Q of the Company for the Quarter Ended August 31, 2006 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) Information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

                                                   /s/  Daniel P. Hann
                                                   -------------------
                                                   Daniel P. Hann
                                                   October 9, 2006

                                                   /s/  Gregory D. Hartman
                                                   -----------------------
                                                   Gregory D. Hartman
                                                   October 9, 2006

The foregoing certification is being furnished to the Securities and Exchange Commission as an exhibit to the Form 10-Q and shall not be deemed to be considered filed as part of the Form 10-Q.